Neuberger Berman Income Funds®
Neuberger Berman High Income Bond Fund
Neuberger Berman Short Duration High Income Fund

Supplement to the Summary Prospectuses and Prospectuses, each dated February 28, 2019, as amended and supplemented

Effective immediately, Christopher Kocinski has been added as a portfolio manager to each of the Neuberger Berman High Income Bond Fund and the Neuberger Berman Short Duration High Income Fund (each a “Fund” and together, the “Funds”).

The Funds’ summary prospectuses and prospectuses are therefore revised as follows:

(a) The section titled “Portfolio Managers” in the summary prospectuses and prospectuses for Neuberger Berman High Income Bond Fund is deleted in its entirety and replaced with the following:

The Fund is managed by Thomas P. O’Reilly (Managing Director of the Manager), Russ Covode (Managing Director of the Manager), Daniel Doyle (Managing Director of the Manager), Joseph Lind (Managing Director of the Manager), and Christopher Kocinski (Managing Director of the Manager). Mr. O’Reilly has co-managed the Fund since October 2005, Mr. Covode has co-managed the Fund since February 2011, Mr. Doyle has co-managed the Fund since February 2014, Mr. Lind has co-managed the Fund since July 2018, and Mr. Kocinski has co-managed the Fund since May 2019. As previously disclosed in a supplement to the Fund’s prospectus, Thomas P. O’Reilly will retire on or about December 31, 2019. Russ Covode, Daniel Doyle, Joseph Lind, and Christopher Kocinski will continue to manage the Fund.

(b) The section titled “Portfolio Managers” in the summary prospectus and prospectus for Neuberger Berman Short Duration High Income Fund is deleted in its entirety and replaced with the following:

The Fund is managed by Thomas P. O’Reilly (Managing Director of the Manager), Russ Covode (Managing Director of the Manager), Daniel Doyle (Managing Director of the Manager), Joseph Lind (Managing Director of the Manager), and Christopher Kocinski (Managing Director of the Manager). Mr. O’Reilly and Mr. Covode have co-managed the Fund since September 2012, Mr. Doyle has co-managed the Fund since February 2014, Mr. Lind has co-managed the Fund since July 2018, and Mr. Kocinski has co-managed the Fund since May 2019. As previously disclosed in a supplement to the Fund’s prospectus, Thomas P. O’Reilly will retire on or about December 31, 2019. Russ Covode, Daniel Doyle, Joseph Lind, and Christopher Kocinski will continue to manage the Fund.

(c) The following is added to the “Management of the Funds — Portfolio Managers” section of the prospectuses for Neuberger Berman High Income Bond Fund and Neuberger Berman Short Duration High Income Fund:

Christopher Kocinski, CFA, is a Managing Director of the Manager. Mr. Kocinski joined the firm in 2006. Before being named co-portfolio manager to the Fund in 2019, Mr. Kocinski was co-director of non-investment grade credit research and a senior research analyst for the Manager.

(d) The last two sentences in the “Management of the Funds — Portfolio Managers” section of the prospectuses for Neuberger Berman High Income Bond Fund and Neuberger Berman Short Duration High Income Fund are hereby deleted in their entirety and replaced with the following:

As previously disclosed in a supplement to the Fund’s prospectus, Thomas P. O’Reilly will retire on or about December 31, 2019. Russ Covode, Daniel Doyle, Joseph Lind, and Christopher Kocinski will continue to manage the Fund.

The date of this supplement is May 8, 2019.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104

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